UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2009
PROLOGIS
(Exact name of registrant as specified in charter)

Maryland (State or other jurisdiction of Incorporation)	1-12846 (Commission File Number)	74-2604728 (I.R.S. Employer Identification No.)

4545 Airport Way, Denver, Colorado	80239

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (303) 567-5000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
          On June 2, 2009, ProLogis entered into an Equity Distribution Agreement with Citigroup Global Markets Inc. (“Citi”) pursuant to which ProLogis appointed Citi as its sales agent with respect to the issuance and sale over time and from time to time of up to 40,000,000 common shares of beneficial interest, par value $0.01 per share of ProLogis (the “Shares”) in an “at the market” offering as defined in Rule 415 under the Securities Act of 1933, as amended. A copy of the Equity Distribution Agreement has been filed as Exhibit 1.1 to this report and is incorporated herein by reference. Pursuant to the Equity Distribution Agreement, Citi is entitled to receive compensation in the amount of up to 2.00% of the gross sales price of the Shares sold pursuant to the Equity Distribution Agreement.
          This “at the market” offering program by ProLogis pursuant to the Equity Distribution Agreement with Citi replaces the “at the market” offering programs ProLogis previously had in place with Cantor Fitzgerald & Co. and Brinson Patrick Securities Corporation, which were terminated prior to entering into the Equity Distribution Agreement.
          The Shares are subject to the Registration Statement that ProLogis filed with the SEC on March 10, 2009 relating to the public offering from time to time of securities of ProLogis pursuant to Rule 415 of the Securities Act of 1933, as amended. In connection with ProLogis filing with the SEC a prospectus supplement, dated June 2, 2009, to prospectus, dated March 10, 2009, relating to the public offering of the Shares, ProLogis is filing certain exhibits as part of this Current Report on Form 8-K. See “Item 9.01 — Financial Statements and Exhibits.”
          This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated June 2, 2009, between ProLogis and Citigroup Global Markets Inc.
5.1	Opinion of Mayer Brown LLP.
23.1	Consent of Mayer Brown LLP (contained in Exhibit 5.1 hereto).

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS
Date: June 2, 2009	By:	/s/ Edward S. Nekritz
		Name:	Edward S. Nekritz
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated June 2, 2009, between ProLogis and Citigroup Global Markets Inc.
5.1	Opinion of Mayer Brown LLP.
23.1	Consent of Mayer Brown LLP (contained in Exhibit 5.1 hereto).